UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : September 27, 2004

ECHOSTAR COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA		88-0336997
(State or other jurisdiction of	0-26176	(IRS Employer
incorporation)	(Commission File Number)	Identification No.)

9601 S. MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 723-1100
(Registrant’s telephone number, including area code)

ECHOSTAR DBS CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO		88-0336997
(State or other jurisdiction of	333-31929	(IRS Employer
incorporation)	(Commission File Number)	Identification No.)

9601 S. MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 723-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Excerpt of certain items included in the Confidential Offering Circular relating to the sale of 6 5/8% Senior Notes due 2014 of EchoStar DBS Corporation.

Item 7.01 Regulation FD Disclosure.

     EchoStar DBS Corporation (the “Company”), an indirect wholly-owned subsidiary of EchoStar Communications Corporation, recently announced that it had priced $1,000,000,000 principal amount of its 6⅝% Senior Notes due 2014 (the “Notes”). The Notes were sold in a private placement to (1) “qualified institutional buyers” in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and (2) outside the United States to persons who are not “U.S. persons” (as defined in Rule 902 of Regulation S under the Securities Act) in compliance with Regulation S under the Securities Act. The sale of the Notes is expected to close on October 1, 2004.

     Attached hereto as Exhibit 99.1 and incorporated herein by reference is an excerpt of certain items included in the Confidential Offering Circular relating to the sale of the Notes. Certain statements incorporated herein by reference may be forward-looking statements, which may involve a number of risks and uncertainties that could cause actual events or results to differ materially from those described. We disclaim any responsibility to update any such information or any other information contained herein or therein.

     The information contained or incorporated in this Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit 99.1	Excerpt of certain items included in the Confidential Offering Circular relating to the sale of 6 5/8% Senior Notes due 2014 of EchoStar DBS Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION ECHOSTAR DBS CORPORATION
Date: September 27, 2004	By:	/s/ David K. Moskowitz
David K. Moskowitz
Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit	Description
99.1	Excerpt of certain items included in the Confidential Offering Circular relating to the sale of 6 5/8% Senior Notes due 2014 of EchoStar DBS Corporation.